UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2007

Bresler & Reiner, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-06201	52-0903424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11200 Rockville Pike, Suite 502, Rockville, MD		20852
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (301) 945-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On January 31, 2007, the Board of Directors of Bresler & Reiner, Inc. declared an annual cash dividend of $0.60 per share of common stock.  A press release regarding this transaction was issued on February 5, 2007.  A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.              Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1         Press Release February 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRESLER & REINER, INC., Registrant

Date: February 5, 2007	By:	/s/ Sidney M. Bresler
Sidney M. Bresler
Chief Executive Officer